UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2025 (June 17, 2025)

Guild Holdings Company

(Exact name of registrant as specified in its charter)

Delaware	001-39645	85-2453154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive
San Diego, California 92111

(Address, including zip code, of Principal Executive Offices)

(858) 956-5130

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 17, 2025, Guild Holdings Company, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Gulf MSR Holdco, LLC, a Delaware limited liability company (“Parent”), and Gulf MSR Merger Sub Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, subject to the terms and conditions therein, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent. Under the terms of the Merger Agreement, the Company stockholders will receive $20.00 per share of common stock in cash at closing. The Company’s Board of Directors also intends to authorize a special cash dividend of up to $0.25 per share in 2025 (based on the Company’s cash on hand) and, if the merger is not consummated in 2025, quarterly cash dividends of up to $0.25 per share through the consummation of the merger.

In connection with the announcement of the Merger Agreement, the Company issued a press release, dated June 18, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K and the exhibits filed herewith are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.

Forward-looking statements are based on the current expectations of Guild Holdings Company (the “Company”) and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Important factors that could cause the Company’s actual results to differ materially from those expressed in or implied by forward-looking statements include, but are not limited to, the following: the expected timing and likelihood of completion of the pending merger transaction; the timing, receipt and terms and conditions of any required governmental approvals of the pending transaction that may impose materially burdensome or adverse regulatory conditions, delay the transaction or cause the parties to abandon the transaction; potential legal proceedings that may be instituted against the Company following announcement of the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the parties may not be able to satisfy the conditions to the pending transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the pending transaction could have adverse effects on the market price of the Company’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, agents or business counterparties, and on its operating results and businesses generally; significant changes to the size, structure, powers, and operations of the federal government and uncertainties regarding the potential for future changes, could cause disruptions to the regulatory environment in which we operate and could adversely impact our business and results of operations; changes in economic conditions, including as a result of macroeconomic policy changes by the U.S. government, may adversely impact our business, financial condition and results of operations; any disruptions in the secondary home loan market and their effects on our ability to sell the loans that we originate at attractive pricing; any changes in macroeconomic and U.S. residential real estate market conditions; any changes in certain U.S. government-sponsored entities and government agencies, and any organizational or pricing changes in these entities, their guidelines or their current roles; any changes in prevailing interest rates or U.S. monetary policies; the effects of any termination of our servicing rights; we depend on our loan funding facilities to fund mortgage loans and otherwise operate our business; the effects of our existing and future indebtedness on our liquidity and our ability to operate our business; any disruption in the technology that supports our origination and servicing platform; our failure to identify, develop and integrate acquisitions of other companies or technologies; pressure from existing and new competitors; any failure to maintain or grow our historical referral relationships with our referral partners; any delays in recovering service advances; any failure to adapt to and implement technological changes; any cybersecurity breaches or other vulnerability involving our computer systems or those of certain of our third-party service providers; our inability to secure additional capital, if needed, to operate and grow our business; the impact of operational risks, including employee or consumer fraud, the obligation to repurchase sold loans in the event of a documentation error, and data processing system failures and errors; any repurchase or indemnification obligations caused by the failure of the loans that we originate to meet certain criteria or characteristics; the seasonality of the mortgage origination industry; any non-compliance with or substantial changes to the complex laws and regulations governing our mortgage loan origination and servicing activities; material changes to the laws, regulations or practices applicable to reverse mortgage programs; our control by, and any conflicts of interest with, McCarthy Capital Mortgage Investors, LLC; our dependence, as a holding company, upon distributions from Guild Mortgage Company LLC to meet our obligations; ability to attract, retain and hire key personnel and maintain relationships with others with whom Guild does business; and the other risks set forth under Item IA. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as other filings the Company may make from time to time with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. Unless indicated otherwise, the terms “Guild,” and “Company” each refer collectively to the Company and its subsidiaries.

Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement made in this Current Report on Form 8-K and the exhibits filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

IMPORTANT INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending merger transaction involving Guild. Guild will prepare an information statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the pending transaction. When completed, a definitive information statement will be mailed to Guild’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free on Guild’s website at https://ir.guildmortgage.com/.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: June 18, 2025	By:	/s/ Desiree A. Kramer
		Name:	Desiree A. Kramer
		Title:	Chief Financial Officer